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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

               PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):         SEPTEMBER 30, 1998

                        ATLANTIC TELE-NETWORK, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                      0-19551                     47-072886
  (State or other          (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                            Identification
  incorporation or                                               Number)
   organization)
                        19 ESTATE THOMAS/HAVENSIGHT
                               P.O. BOX 12030
                   ST. THOMAS, U.S. VIRGIN ISLANDS 00801

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (340) 777-8000

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Item 4.   Changes in Registrant's Certifying Accountant.

     In its report filed on Form 8-K dated October 19, 1998, Atlantic Tele-Network, Inc. (the "Company") reported that: "On or about September 30, 1998, a representative of Deloitte & Touche LLP orally notified the Company that Deloitte & Touche LLP was declining to be considered for selection as the Company's auditor for the current year and Deloitte & Touche LLP sent the Company a letter confirming that the client-auditor relationship between the Company and Deloitte & Touche LLP has ceased."

     On November 22, 1998, the Company executed an agreement with Arthur Anderson LLP appointing Arthur Andersen LLP as auditors for the Company and its subsidiaries for the year ended December 31, 1998.

     The contents of the Company's report filed on Form 8-K dated October 19, 1998 are incorporated herein by reference in their entirety.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATLANTIC TELE-NETWORK, INC.


                                          By:  /s/ Scott Van Derhei
                                               --------------------------
                                               Scott Van Derhei
                                               Vice President

Date:  December 3, 1998